================================================================================





                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): October 4, 2000


                             TRANSTAR HOLDINGS, L.P.
                          TRANSTAR CAPITAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                           033-73270                13-3486874
    DELAWARE                          033-73270-1               13-3745313

--------------------------------------------------------------------------------
(State or other jurisdiction of   Commission File Number)     (I.R.S. Employer
      incorporation)                                         Identification No.)



                                 345 PARK AVENUE
                               NEW YORK, NY 10154
--------------------------------------------------------------------------------
              (Address and zip code of principal executive offices)

                                 (212) 935-2626
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

================================================================================

          Item 5. Other Events.

          Transtar Holdings, L.P. ("Holdings") announced today that it has entered into a Reorganization and Exchange Agreement with USX Corporation ("USX") and Transtar, Inc. ("Transtar") regarding the organization of Transtar. In this reorganization, Holdings will exchange all of its shares in Transtar for 100% of the ownership of four direct Transtar subsidiaries -- Bessemer and Lake Erie Railroad Company; the Duluth, Missabe and Iron Range Railway Company; the Pittsburgh & Conneaut Dock Company; and USS Great Lakes Fleet, Inc. and their subsidiaries (collectively, the "Holdings Companies"). As a result of this transaction, USX will become the sole owner of Transtar and its remaining direct subsidiaries -- the Birmingham Southern Railroad Company; the Elgin, Joliet and Eastern Railway Company; the Lake Terminal Railroad Company; the McKeesport Connecting Railroad Company; the Mobile River Terminal Company, Inc.; the Union Railroad Company; the Warrior and Gulf Navigation Company; and Tracks Traffic and Management Services, Inc., and their subsidiaries.

          This reorganization will allow USX and Holdings to follow their independent strategies for the units they will control. No changes in service will occur as a result of this reorganization. Currently Holdings' only business activity is its investment in Transtar. Immediately after the consummation of the reorganization, Holdings' only business activity will be its investment in the Holdings Companies.

          Consummation of the reorganization is conditioned upon (i) receipt of required approvals of the Surface Transportation Board, (ii) receipt of applicable antitrust clearances and (iii) receipt by Holdings of the proceeds of a financing in an amount sufficient to refinance Holdings' outstanding 13 3/8 % Senior Discount Notes and the Holdings Companies' allocable portion of certain indebtedness of Transtar and of financing commitments in an amount sufficient to fund the working capital needs of the Holdings Companies. In addition, the reorganization is subject to other conditions customary for similar transactions of its type.


          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a) Financial Statements

          None.

          (b) Pro Forma Financial Information

          None.

          (c) Exhibits

              99.1 Reorganization Agreement

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 4, 2000


                                     TRANSTAR HOLDINGS, L.P.

                                     By Blackstone Transportation Company, Inc.



                                     By:
                                           -------------------------------------
                                     Name:
                                     Title:



                                     TRANSTAR CAPITAL CORPORATION



                                     By:
                                           -------------------------------------
                                     Name:
                                     Title: